Investment Adviser
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Board of Directors
      Raymond A. Mason, Chairman
      John F. Curley, Jr., President
      Richard G. Gilmore
      Charles F. Haugh
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers
      Edward A. Taber, III

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, DC

Independent Accountants
      Coopers & Lybrand L.L.P.
      Baltimore, MD



      This report is not to be distributed unless preceded or accompanied by a prospectus.
                      Legg Mason Wood Walker, Incorporated
                      ------------------------------------
                            111 South Calvert Street
                     P.O. Box 1476, Baltimore, MD 21203-1476
                         410 (bullet) 539 (bullet) 0000




(recycled logo) Printed on Recycled Paper
LMF-009
1/97



                             Report to Shareholders
                              For the Quarter Ended
                                December 31, 1996
                                       The
                                   Legg Mason
                                     Special
                                   Investment
                                   Trust, Inc.
                                  Primary Class

                           Putting Your Future First

                               (Legg Mason logo)

                                      FUNDS

To Our Shareholders,


     The Special Investment Trust ended 1996 with a 28.7% total return (share appreciation plus reinvested distributions), well ahead of a 16.2% return on the broad-based Value Line index of 1700 stocks and 23% return on Standard & Poor's index of 500 large-company stocks. In the quarter ended December 31, the Trust's total return was 8.2%, compared to returns of 6% and 8.3% on the Value Line and Standard & Poor's indices, and net asset value per share rose from $26.17 to $27.83. The latter figure is after payment in December of a $.485 per share long-term capital gain distribution.

     On a longer-term basis, an investment of $10,000 in the Trust when it was established in December, 1985, would have grown to $41,793 by December 31, 1996 (assuming reinvestment of dividends and distributions), an average annual return of 13.9%.

     The Trust continues to invest primarily in common stocks of small and medium-sized companies which, based on our research and analysis, appear to be undervalued in relation to their earnings, book value and/or future prospects. We believe that buying such stocks when they are out-of-favor, having the patience to wait until their value is recognized by others, and being willing to sell when others become enthusiastic buyers, should continue to produce favorable long-term investment results.

     Beginning on page 2, Bill Miller, the Trust's portfolio manager, comments on the investment outlook.

                                                         Sincerely,
                                                         /s/ John F. Curley, Jr.
                                                         John F. Curley, Jr.
                                                         President

January 31, 1997

Portfolio Manager's Comments


     Your fund had an excellent year in 1996, rising 28.65%. This exceeded the results of most of the major market indices and the results of mutual funds that invest in small and mid-size companies. Comparative data are as follows:

                                    3 months   1 year
------------------------------------------------------
Special Investment Trust              8.24%     28.65%
Small Company Funds+                  2.48      20.15
Mid-Cap Funds+                        2.36      17.92
S&P 500                               8.33      22.96
Dow Jones Industrial Average         10.22      28.91
Russell 2000                          5.20      16.49

     As you can see, it was another year where the largest companies again dominated the market's returns. The narrowness of the advance is evident when one realizes that just five stocks provided all of the return of the S&P 500:
Intel, Microsoft, GE, Coke, and IBM. The other 495 companies underperformed, in the aggregate.
     Our returns were driven by solid results from our financial stocks, such as Washington Mutual Savings (+80%), Orion Capital (+40%) and United Asset Management (+50%), and exceptional returns from our technology holdings such as Gateway Computer, Inacom, Storage Technology, and Western Digital, all of which doubled over the past twelve months. These were offset somewhat by poor performances from holdings such as Somatix Therapy, Physicians Corporation of America, and Players International, all of which declined over 40% in an up year for the market.
     We do not know when the period of outperformance for the big companies will end. Over the past 70 years smaller companies have returned about 200 basis points (100 basis points = 1%) more per year than large companies, but they have substantially underperformed in the past three years. The underperformance was especially severe from May through November of this year, when small stocks (as measured by the Russell 2000) declined about 2% while large companies went up 15%. That 17 percentage point difference was the largest ever recorded in the almost 20 years since the Russell index was created.

+As measured by Lipper Analytical Services, Inc.

     Small stocks appear to offer better value than their bigger brethren, but have lacked earnings momentum. This has been a momentum driven market and small stocks have suffered on a relative basis. A veteran trader recently remarked that the one thing he's learned in the markets is that no matter what the valuation, you have to own Intel, Microsoft, GE, and Coke if you expect to outperform. When this kind of conviction becomes widespread, even among knowledgeable market players, you are usually not too far from a reversal.
     After almost 15 years during which the S&P 500 has averaged 17.39% per year, bargains in big companies are rare and the benefits of low inflation, steady growth, and high corporate profitability have been well reflected in today's level of stock prices. The index sells at about 17x 1997 estimated earnings, a level we regard as fair in an extended expansion that has seen earnings grow almost 20% per year on average.
     We are often asked what we think of the market, the question recently seeming to take on greater urgency with the strong returns of the past few years. Many people appear to have firm opinions about what is in store for 1997, a position we find surprising since no one is vouchsafed privileged access to what the future holds. There appears to be general agreement that stock prices are elevated, with even Fed Chairman Alan Greenspan wondering whether "irrational exuberance" may be affecting asset prices.
     The price level of any freely functioning market or of any stock is the price at which buyers and sellers are evenly balanced. At any level of stock prices, you will find bulls and bears, though the decibel count may differ according to the emotional state of the protagonists.
     The short-term direction of stock prices is unknowable, a "random walk" as the professors like to say, but the long-term direction is clear: higher. People always seem surprised when the stock market is at an all time high and they often fear a correction or worse. But GDP is at an all time high, corporate profits are at an all time high, inflation has never been lower in the 6th year of an expansion, monetary policy is stable, the deficit continues to decline and is the smallest relative to our economy of any industrial nation. The surprise would be if the market was not at an all time high.

     We will not rehash the arguments of the bears, except to note that this year the most commonly cited reasons for pessimism are based on numerology: years ending in 7 have historically been bad years, and years that are prime numbers have been really bad (such as 1907, 1929, 1937, and 1987). Moreover, after two great years in a row, the market usually suffers, having fallen two-thirds of the time after cumulative gains of 60% or more.
     Those who are often bearish seem to us to suffer from simultanagnosia, a disorder in which one can pick out parts and features of some situation, but where one is unable to organize them into a coherent or meaningful whole. The long-range picture does not provide much support to the pessimists.
     Since 1870, real (i.e., after inflation) returns in the stock market have averaged 6.6% per year. Over the past 70 years, real returns have been over 7% per year, and since 1982 they have been over 12% per year. We are six years into an expansion that shows no signs of ending, but in which profits growth is decelerating.
     Corporate profits growth was 15% in 1995, over 10% last year, and should be between 5-10% this year. Over long periods of time, stock prices track profits growth adjusted for changes in the price earnings multiple. The P/E multiple is driven by interest rates, which in turn are a function of inflation. The disinflationary trend of the past 15 years is well recognized. Core CPI inflation was 2.6% last year and should be about the same this year. It is unlikely we are due for much more multiple expansion unless interest rates fall from current levels.
     This means the central tendency of stock prices in 1997 should be moderately (5-10%) higher, with perhaps above average volatility as the bulls and bears square off over the next economic number or the next news item on the tape. If the Fed bumps interest rates higher to constrain inflation, we are likely to see a moderately strong sell-off; or if long rates rise much above present levels the market is also likely to come under some pressure.
     The overall picture seems to be that it makes sense to have diminished expectations relative to the returns achieved over the past two years. We remain confident, though, that we will continue to generate acceptable returns and we are committed to working diligently on your behalf.
     As always, we appreciate your support and welcome your comments.



                                                                Bill Miller, CFA


January 31, 1997
DJIA 6813.09

Performance Information
Legg Mason Special Investment Trust, Inc.

Total Return for One, Five, Ten Years and Life of Fund, as of December 31, 1996

     The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in the fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.
     The fund has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees.
     Total returns as of December 31, 1996 were as follows:

                                Cumulative   Average Annual
                               Total Return   Total Return
-----------------------------------------------------------
Primary Class:
  One Year                        +28.65%        +28.65%
  Five Years                      +95.24         +14.32
  Ten Years                      +289.33         +14.56
  Life of Class+                 +317.93         +13.87

Navigator Class:
  One Year                        +30.04%        +30.04%
  Life of Class++                 +60.52         +25.44


-------------
 +Primary Class inception--December 30, 1985
++Navigator Class inception--December 1, 1994

Selected Portfolio Performance

      Biggest gainers for the 4th quarter 1996*
      -----------------------------------------------------
       1.Boomtown Inc.                              +112.1%
       2.Hollywood Park, Inc.                        +93.5%
       3.Western Digital Corporation                 +41.7%
       4.Conseco, Inc.                               +29.4%
       5.Storage Technology Corporation              +25.7%
       6.Calpine Corporation                         +25.0%
       7.Standard Federal Bancorporation             +24.3%
       8.Resource Mortgage Capital Corporation       +23.7%
       9.The Bear Stearns Companies Inc.             +19.9%
      10.Peoples Heritage Financial Group, Inc.      +19.8%

      Biggest laggers for the 4th quarter 1996*
      ---------------------------------------------------
       1. Somatix Therapy Corporation Warrants    -100.0%
       2. Players International, Inc.              -26.2%
       3. Bell & Howell Company                    -25.2%
       4. Somatix Therapy Corporation              -23.2%
       5. Madge Networks N.V.                      -21.8%
       6. Physician Corporation of America         -17.5%
       7. Cidco, Inc.                              -15.7%
       8. Mirage Resorts, Incorporated             -15.6%
       9. Grupo Financiero Serfin S.A. de C.V. ADR -13.2%
      10. Argyle Television, Inc.                  -12.9%

      * Securities held for the entire quarter.

Portfolio Changes

      Securities Added
      --------------------------
      Anchor Gaming
      Colt Telecom Group PLC
      Shoney's Inc.
      Ultrafem, Inc.

      Securities Sold
      --------------------------
      Stewart Enterprises, Inc.

      Portfolio of Investments
      Legg Mason Special Investment Trust, Inc.
      December 31, 1996  (Unaudited)

      (Amounts in Thousands)                  Shares     Value
--------------------------------------------------------------
Common Stocks and Equity Interests -- 97.7%
      Advertising -- 4.8%
      WPP Group P.L.C.                        10,200  $ 44,211
      WPP Group P.L.C. ADR                        89     3,821
                                                      --------
                                                        48,032
                                                      --------
      Apparel -- 0.2%
      Salant Corporation                         450     1,463(A)
                                                      --------
      Banking -- 2.6%
      Grupo Financiero Serfin S.A.
        de C.V. ADR                            1,313     5,414(A)
      Peoples Heritage Financial Group, Inc.     750    21,000
                                                      --------
                                                        26,414
                                                      --------
      Biotechnology -- 0.7%
      Somatix Therapy Corporation              1,980     6,559(A,B)
      Somatix Therapy Corporation Warrants       152         0(A,B)
                                                      --------
                                                         6,559
                                                      --------
      Broadcast Media -- 0.7%
      Argyle Television, Inc.                    267     6,542(A)
                                                      --------
      Computer Services and Systems-- 22.3%
      America Online, Inc.                     1,425    47,381(A)
      Bell & Howell Company                      353     8,377(A)
      Gateway 2000, Inc.                         500    26,781(A)
      InaCom Corp.                               765    30,600(A,B)
      Intergraph Corporation                     922     9,451(A)
      Madge Networks N.V.                      1,925    19,009(A)
      Storage Technology Corporation             900    42,863(A)
      Western Digital Corporation                700    39,813(A)
                                                      --------
                                                       224,275
                                                      --------
      Energy -- 2.8 %
      Calenergy, Inc.                            750    25,219(A)
      Calpine Corporation                        165     3,300(A)
                                                      --------
                                                        28,519
                                                      --------
      Entertainment -- 9.5%
      Anchor Gaming                              185     7,446(A)
      Boomtown Inc.                              900     7,875(A,B)
      Circus Circus Enterprises, Inc.            825    28,359(A)
      Hollywood Park, Inc.                     1,775    26,625(A,B)
      Mirage Resorts, Incorporated               548    11,846(A)
      Players International, Inc.              2,400    13,500(A,B)
                                                      --------
                                                        95,651
                                                      --------


      (Amounts in Thousands)                  Shares     Value
--------------------------------------------------------------

      Finance -- 6.5%
      Federal National Mortgage Association      350  $ 13,038
      Mego Financial Corporation                 343     3,004(A,C)
      Mego Financial Corporation Warrants        300     2,265(A,C)
      The Bear Stearns Companies Inc.            525    14,634
      United Asset Management Corporation      1,238    32,962
                                                      --------
                                                        65,903
                                                      --------
      Food, Beverage and Tobacco -- 2.9%
      Cott Corporation Quebec                  4,100    29,725(B)
                                                      --------
      Health Care --  7.4%
      Magellan Health Services, Inc.             950    21,256(A)
      Physician Corporation of America         1,694    16,936(A)
      Sunrise Medical, Inc.                      817    12,975(A)
      Ultrafem, Inc.                             167     2,917(A)
      Value Health, Inc.                       1,041    20,305(A)
                                                      --------
                                                        74,389
                                                      --------
      Insurance -- 14.7%
      CMAC Investment Corporation                750    27,562
      Conseco, Inc.                              517    32,987
      Enhance Financial Services Group Inc.      550    20,075
      John Alden Financial Corp.                 975    18,038
      Orion Capital Corporation                  590    36,064
      PennCorp Financial Group, Inc.             354    12,751
                                                      --------
                                                       147,477
                                                      --------
      Manufacturing -- 2.1%
      Briggs & Stratton Corporation              227     9,988
      Danaher Corporation                        236    11,004
                                                      --------
                                                        20,992
                                                      --------
      Miscellaneous -- 0.2%
      Olsen & Associates AG                      300     2,241(A,C)
                                                      --------

    Legg Mason Special Investment Trust, Inc.

      (Amounts in Thousands)                  Shares     Value
--------------------------------------------------------------

      Real Estate -- 2.0%
      Resource Mortgage Capital Corporation      696  $ 20,436
                                                      --------
      Restaurants -- 0.7%
      Shoney's Inc.                            1,016     7,113(A)
                                                      --------
      Savings and Loan -- 6.9%
      Standard Federal Bancorporation            635    36,121
      Washington Mutual, Inc.                    770    33,351
                                                      --------
                                                        69,472
                                                      --------
      Specialized Services -- 2.1%
      CUC International, Inc.                    897    21,313(A)
                                                      --------
      Specialty Retail -- 7.3%
      Home Shopping Network, Inc.              1,498    35,587(A)
      Mac Frugal's Bargains o Close-outs Inc.  1,439    37,586(A,B)
                                                      --------
                                                        73,173
                                                      --------
      Telecommunications -- 1.3%
      Cidco, Inc.                                663    11,603
      Colt Telecom Group PLC                     100     1,925(A)
                                                      --------
                                                        13,528
                                                      --------
      Total Common Stocks and Equity
         Interests
         (Identified Cost-- $647,058)                  983,217
--------------------------------------------------------------


                                          Principal
      (Amounts in Thousands)                Amount       Value
--------------------------------------------------------------
Repurchase Agreement -- 2.4%
      Prudential Securities, Inc.
        7.15% dated 12-31-96, to be
        repurchased at $24,394 on
        1-2-97 (Collateral: $6,985
        Federal National Mortgage
        Association Mortgage-backed
        securities, 10% due 10/1/20,
        value $3,097 and $21,780
        Federal Home Loan Mortgage
        Corporation Mortgage-backed
        securities, 7.5% due 9-1-26,
        value $21,868)
        (Identified Cost-- $24,384)        $24,384  $   24,384
---------------------------------------------------------------

      Total Investments -- 100.1%
        (Identified Cost -- $671,442)                1,007,601
      Other Assets Less Liabilities -- (0.1)%           (1,002)
                                                    ----------
      Net assets -- 100.0%                           1,006,599
      Net asset value per share:
        Primary Class                                   $27.83
                                                        ======
        Navigator Class                                 $28.27
                                                        ======
(A) Non-income producing
(B) Affiliated Companies--As defined in the Investment Company Act of 1940 an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of the issuer.
(C) Private placement

6